UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

November 15, 2022

Date of Report (Date of earliest event reported)

UNIVEST FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Pennsylvania	0-7617	23-1886144
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Ident. No.)

14 North Main Street, Souderton, Pennsylvania	18964
(Address of principal executive offices)	(Zip Code)

(215) 721-2400

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol	Name of exchange on which registered
Common Stock, $5 par value	UVSP	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosures below under Item 8.01 of this Current Report on Form 8-K are also responsive to Item 2.03 of this Current Report on Form 8-K and are hereby incorporated by reference into this Item 2.03.

Item 8.01	Other Events

Pursuant to the previously announced offering of $50.0 million aggregate principal amount of 7.25% Fixed-to-Floating Rate Subordinated Notes due 2032 (the “Notes”) to be issued by Univest Financial Corporation (the “Company”), the Company and U.S. Bank Trust Company, National Association, as trustee entered into an Indenture dated as of November 15, 2022 (the “Base Indenture”) and a First Supplemental Indenture dated as of November 15, 2022 to the Base Indenture (the “Supplemental Indenture” and, together with the Base Indenture, the “Indenture”), providing for the issuance of the Notes.

The Notes initially shall bear interest at an initial rate of 7.25% per annum, payable semi-annually in arrears on May 15 and November 15 of each year, commencing on May 15, 2023. The last interest payment date for the fixed rate period will be November 15, 2027. From and including November 15, 2027 to, but excluding, November 15, 2032 or the date of earlier redemption, the Notes will bear interest at a floating rate per annum equal to the Benchmark rate (which is expected to be Three-Month Term SOFR), each as defined in and subject to the provisions of the Indenture, plus 309.8 basis points, payable quarterly in arrears on February 15, May 15, August 15 and November 15 of each year, commencing on February 15, 2028. Notwithstanding the foregoing, if the Benchmark rate is less than zero, the Benchmark rate shall be deemed to be zero.

The Company may redeem the Notes at such times and at the redemption prices as provided for in the Indenture.

The Base Indenture and the Supplemental Indenture (including the form of Notes) are filed as Exhibits 4.1 and 4.2 to this Current Report on Form 8-K, respectively, and are incorporated herein by reference.

The above-mentioned offering was made pursuant to an effective shelf registration statement on Form S-3 (File No. 333-253668) filed by the Company. A copy of the opinion of Luse Gorman, PC relating to the legality of the Notes is filed as Exhibit 5.1 to this Current Report on Form 8-K.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

4.1	Indenture, dated November 15, 2022, between Univest Financial Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.2	First Supplemental Indenture, November 15, 2022, between Univest Financial Corporation and U.S. Bank Trust Company, National Association, as trustee.

4.3	Form of 7.25% Fixed-to-Floating Rate Subordinated Notes due 2032 (included in Exhibit 4.2).

5.1	Opinion of Luse Gorman, PC.

23.1	Consent of Luse Gorman, PC (included in Exhibit 5.1).

104	The cover page from the Company’s Form 8-K, formatted in Inline XBRL.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNIVEST FINANCIAL CORPORATION

Dated: November 15, 2022	By:	/s/ Brian J. Richardson
	Name:	Brian J. Richardson
	Title:	Senior Executive Vice President and Chief Financial Officer